EXHIBIT 32.2

Certification of Principal Accounting Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

In connection with the quarterly report on Form 10Q-SB of PTM Publications Incorported(Registrant), as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Cheryl Lim Paik Suan, Chief Financial Officer and Principal Accounting Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) the quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: October 16, 2006        /s/ Cheryl Lim Paik Suan
By: Cheryl Lim Paik Suan, Chief Financial Officer and Principal Accounting Officer